UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 4, 2013
Consolidated-Tomoka Land Co.
(Exact name of registrant as specified in its charter)
Florida (State or other jurisdiction of incorporation)	001-11350 (Commission File Number)	59-0483700 (IRS Employer Identification No.)
	1530 Cornerstone Boulevard, Suite 100 Daytona Beach, Florida (Address of principal executive offices)	32117 (Zip Code)
Registrant’s telephone number, including area code: (386) 274-2202
Not Applicable (Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
On December 14, 2012, Consolidated-Tomoka Land Co., a Florida Corporation, issued a press release relating to the Company’s acquisition of five triple net lease properties for $12.8 million in Orange County, California that are leased to Bank of America.
On January 4, 2013, Consolidated-Tomoka Land Co., a Florida Corporation, issued a press release relating to the Company's acquisition of four triple net lease properties for $8.0 million in Los Angeles and Orange County California that are leased to Bank of America.
Item 9.01. Financial Statements and Exhibits
The following exhibits are furnished herewith pursuant to Item 8.01 of this Report and shall not be deemed to be “filed” for any purpose, including for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.
(c) Exhibits
99.1 Press Release dated December 14, 2012
99.2 Press Release dated January 4, 2013
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOLIDATED-TOMOKA LAND CO.
Date: January 9, 2013	/s/ Mark E. Patten
Mark E. Patten, Senior Vice President and Chief Financial Officer